 As filed with the Securities and Exchange Commission on November 12, 1999

                                                      Registration No. 333-89585
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  -----------

                            ACT MANUFACTURING, INC.
             (Exact name of registrant as specified in its charter)

                                  -----------

      Massachusetts                  3670                04-2777507
     (State or other          (Primary Standard       (I.R.S. Employer
       jurisdiction               Industrial       Identification Number)
   of incorporation or        Classification Code
      organization)                 Number)

                                  -----------

                                  2 Cabot Road
                                Hudson, MA 01749
                                 (978) 567-4000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                  -----------

                                  JOHN A. PINO
               Chairman of the Board and Chief Executive Officer
                            ACT Manufacturing, Inc.
                                  2 Cabot Road
                                Hudson, MA 01749
                                 (978) 567-4000
                            (Name, address including
   zip code, and telephone number, including area code, of agent for service)

                                  -----------

                                   Copies to:
         JOHN A. MELTAUS, ESQ.                    DAVID F. DIETZ, P.C.
        BARBARA M. JOHNSON, ESQ.                 ANDREW F. VILES, ESQ.
          SUSAN J. NOCK, ESQ.                 Goodwin, Procter & Hoar llp
    Testa, Hurwitz & Thibeault, llp                  Exchange Place
            125 High Street                   Boston, Massachusetts 02109
      Boston, Massachusetts 02110              Telephone: (617) 570-1000
       Telephone: (617) 248-7000                Telecopy: (617) 523-1231
        Telecopy: (617) 248-7100
   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date hereof.
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                                  -----------

   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                EXPLANATORY NOTE

   This Amendment No. 2 to Registration Statement on Form S-3 (File No. 333-89585) of ACT Manufacturing, Inc. is filed solely to file copies of the exhibit listed in Item 16 hereto.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

   (a) Exhibits:

Exhibit No.  Description
-----------  -----------
 1.1+        Form of Underwriting Agreement.
 2.1         Agreement and Plan of Merger and Reorganization by and among ACT, East Acquisition Corp., a wholly owned subsidiary of ACT, and CMC Industries, Inc., dated as of May 10, 1999
             (incorporated herein by reference to our Registration Statement on Form S-4 (File No. 333-81367)).
 4.1         Specimen certificate representing the Common Stock (incorporated herein by reference to the exhibits to our Registration Statement on Form S-1 (File No. 33-89532)), as amended.
 4.2         Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our
             Annual Report on Form 10-K for the year ended December 31, 1995).
 4.3         Articles of Amendment to the Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our Quarterly Report on Form 10-Q for the period ended June 30, 1997).
 4.4         Articles of Amendment to the Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our Registration Statement on Form S-8 (File No. 333-84231).
 4.5         Amended and Restated By-Laws (incorporated herein by reference to the exhibits to our
             Registration Statement on Form S-1 (File No. 33-89532)), as amended.
 5.1*        Opinion of Testa, Hurwitz & Thibeault, LLP regarding the legality of the securities being issued.
23.1         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).
23.2*        Consent of Deloitte & Touche LLP.
23.3*        Consent of PricewaterhouseCoopers LLP.
24.1         Power of Attorney (see page II-4).

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*  Previously filed.

+  Filed herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hudson, Massachusetts on November 12, 1999.

                                          Act Manufacturing, Inc.

                                                  /s/  Jeffrey B. Lavin
                                          By: _________________________________
                                                    Jeffrey B. Lavin
                                            Vice President of Finance, Chief
                                             Financial Officer, Treasurer and
                                                          Clerk

                        POWER OF ATTORNEY AND SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
                 *                   Chairman of the Board of      November 12, 1999
____________________________________  Directors and Chief
            John A. Pino              Executive Officer
                                      (principal executive
                                      officer)

        /s/ Jeffrey B. Lavin         Vice President of Finance,    November 12, 1999
____________________________________  Chief Financial Officer,
          Jeffrey B. Lavin            Treasurer and Clerk
                                      (principal financial and
                                      accounting officer)

                 *                   Director                      November 12, 1999
____________________________________
          Edward T. Cuddy

                 *                   Director                      November 12, 1999
____________________________________
          Bruce R. Gardner

                 *                   Director                      November 12, 1999
____________________________________
         Frederick W. Gibbs

                 *                   Director                      November 12, 1999
____________________________________
            David S. Lee

                 *                   Director                      November 12, 1999
____________________________________
          Donald G. Polich

  *By:  /s/ Jeffrey B. Lavin
-------------------------------
         Jeffrey B. Lavin
         Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
 1.1+        Form of Underwriting Agreement.
 2.1         Agreement and Plan of Merger and Reorganization by and among ACT, East Acquisition Corp., a wholly owned subsidiary of ACT, and CMC Industries, Inc., dated as of May 10, 1999
             (incorporated herein by reference to our Registration Statement on Form S-4 (File No. 333-81367)).
 4.1         Specimen certificate representing the Common Stock (incorporated herein by reference to the exhibits to our Registration Statement on Form S-1 (File No. 33-89532)), as amended.
 4.2         Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our
             Annual Report on Form 10-K for the year ended December 31, 1995).
 4.3         Articles of Amendment to the Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our Quarterly Report on Form 10-Q for the period ended June 30, 1997).
 4.4         Articles of Amendment to the Second Restated Articles of Organization (incorporated herein by reference to the exhibits to our Registration Statement on Form S-8 (File No. 333-84231).
 4.5         Amended and Restated By-Laws (incorporated herein by reference to the exhibits to our
             Registration Statement on Form S-1 (File No. 33-89532)), as amended.
 5.1*        Opinion of Testa, Hurwitz & Thibeault, LLP regarding the legality of the securities being issued.
23.1         Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).
23.2*        Consent of Deloitte & Touche LLP.
23.3*        Consent of PricewaterhouseCoopers LLP.
24.1         Power of Attorney (see page II-4).

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*  Previously filed.

+  Filed herewith.